SCHEDULE 14A INFORMATION
            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/x/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                      ARTERIAL VASCULAR ENGINEERING, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                      ARTERIAL VASCULAR ENGINEERING, INC.
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) or Schedule 14A

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5)  Total fee paid:

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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

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


                       ARTERIAL VASCULAR ENGINEERING, INC.
                             5355 Skylane Boulevard
                          Santa Rosa, California 95403

                                 -------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON DECEMBER 4, 1996

TO THE STOCKHOLDERS OF ARTERIAL VASCULAR ENGINEERING, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Arterial Vascular Engineering, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, December 4, 1996 at 10:00 a.m. local time at the Luther Burbank Center for the Arts, East Auditorium, 50 Mark West Springs Road, Santa Rosa, California for the following purposes:

         1. To elect directors to serve for the ensuing year and until their successors are elected.

         2. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending June 30, 1997.

         3. To approve the Company's 1996 Equity Incentive Plan, as amended, to increase the number of shares of Common Stock authorized for issuance under such plan by 700,000 shares for an aggregate total of 1,500,000 shares.

         4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on October 16, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                              By Order of the Board of Directors

                              /s/ John D. Miller

                              JOHN D. MILLER
                              Secretary


Santa Rosa, California
November 4, 1996

         ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                       ARTERIAL VASCULAR ENGINEERING, INC.
                             5355 Skylane Boulevard
                          Santa Rosa, California 95403

                                  ------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                DECEMBER 4, 1996

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed proxy is solicited on behalf of the Board of Directors of Arterial Vascular Engineering, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Wednesday, December 4, 1996, at 10:00 a.m local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Luther Burbank Center for the Arts, East Auditorium, 50 Mark West Springs Road, Santa Rosa, California. The Company intends to mail this proxy statement and accompanying proxy card on or about November 4, 1996 to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

         The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

         Only holders of record of Common Stock at the close of business on October 16, 1996, will be entitled to notice of and to vote at the Annual Meeting. At the close of business on October 16, 1996, the Company had outstanding and entitled to vote 30,874,383 shares of Common Stock.

         Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

         All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 5355 Skylane Boulevard, Santa Rosa, California 95403, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

         Proposals of stockholders that are intended to be presented at the Company's 1997 Annual Meeting of Stockholders must be received by the Company not later than July 7, 1997 in order to be included in the proxy statement and proxy relating to that Annual Meeting.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         There are five nominees for the five Board of Directors positions presently authorized by the Board pursuant to the Company's Amended and Restated Certificate of Incorporation and Bylaws. Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company, four directors having been elected by the stockholders, and one director, Dr. Simon Stertzer, having been elected by the Board.

         Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

         Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote.

                        THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

NOMINEES

         The names of the nominees and certain information about them are set forth below:

                                           PRINCIPAL OCCUPATION/
         NAME                    AGE       POSITION HELD WITH THE COMPANY
         ----                    ---       ------------------------------

Bradly A. Jendersee ...........  35        Chairman of the Board of Directors, Chief Executive
                                             Officer and President
Robert D. Lashinski ...........  35        Vice President of Research and Development and
                                             Director
John D. Miller ................  39        Vice President of Finance, Chief Financial Officer,
                                             Secretary, Treasurer and Director
Dr. J. Irawan Sugeng (1)(2) ...  60        Director
Dr. Simon Stertzer (1)(2) .....  60        Director

-----------------------

(1) Member of Audit Committee.
(2) Member of Compensation Committee.

         Bradly A. Jendersee is a founder of the Company and has served as Chairman of the Board of Directors, Chief Executive Officer and President since August 1993, as Director of Research and Development from October 1991 to June 1992 and as Vice President of Operations from June 1992 to August 1993. Prior to joining the Company, Mr. Jendersee served as a Principal Research and Development Engineer at Schneider (USA) Inc., a medical device manufacturer and subsidiary of Pfizer Inc. ("Schneider") from February 1991 to October 1991, and as the Research and Development Engineering Manager of Angioplasty Products with Mallinckrodt Medical, Inc., Cardiology Division, a medical device manufacturer from September 1989 to February 1991. Mr. Jendersee also served with Advanced Cardiovascular Systems, Inc., a subsidiary of Eli Lilly and Company ("ACS"), for over three years. Mr. Jendersee holds a B.S. degree from the University of Minnesota.

         Robert D. Lashinski has served as Vice President of Research and Development since January 1995 after joining the Company in July 1992 as Director of Research and Development. Mr. Lashinski has served as a director of the Company since August 1993. Mr. Lashinski was employed with Schneider from October 1990 to June 1992 in both manufacturing and research and development capacities. In 1989, Mr. Lashinski was a founder of Danforth Biomedical Inc., which focuses on the research and development of vascular therapeutic devices. Prior to 1989 Mr. Lashinski served with ACS in the capacities of Advanced Development Engineer and Manager of Equipment Design and Development for its pilot and manufacturing facilities. Mr. Lashinski holds a B.S. degree from the University of Minnesota.

         John D. Miller, C.P.A. is a founder of the Company and has served as Vice President of Finance since January 1996, Secretary since May 1995 and Chief Financial Officer, Treasurer and a director since the Company's inception in July 1991. Prior to his position as Vice President of Finance, Mr. Miller served as Director of Finance from July 1991 to January 1996. Mr. Miller performed his duties to the Company as a consultant from July 1991 to January 1995 when he began devoting his full working time to the Company. A graduate of Hofstra University, Mr. Miller was a partner in a New York accounting firm until 1990, when he went into private practice. Mr. Miller is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

         Dr. J. Irawan Sugeng has served as a director of the Company since 1991. Dr. Sugeng has been a teaching staff cardiologist at University of Indonesia Hospital, Jakarta, Indonesia for the last five years. Dr. Sugeng holds a medical degree from Airlangga University.

         Dr. Simon Stertzer has served as a director of the Company since January 1996. Since 1994, Dr. Stertzer has been a cardiologist at Stanford
University  Medical  Center and a Clinical  Professor  of  Medicine  at Stanford
University School of Medicine. Dr. Stertzer is also an executive officer of Quanam Medical Corporation, a medical device manufacturer. From 1983 to 1994, Dr. Stertzer was an Associate Clinical Professor of Medicine at the University of California, San Francisco. From 1983 to 1994, he was also Director, Cardiac Catheterization Laboratory, from 1983 to 1992, Director, Medical Research, and from 1992 to 1994, Director, Interventional Cardiology, all at the San Francisco Heart Institute, Seton Medical Center.

BOARD COMMITTEES AND MEETINGS

         During the fiscal year ended June 30, 1996, the Board of Directors held five meetings. The Board has an Audit Committee and a Compensation Committee. The Board does not have a Nominating Committee.

         The Audit Committee reviews with the Company's independent auditors the results of the annual audit and discusses the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of two non-employee directors: Drs. Sugeng and Stertzer. The Audit Committee met one time during the fiscal year ended June 30, 1996.

         The Compensation Committee makes recommendations concerning compensation levels for officers and members of the Board, administers the 1996 Equity Incentive Plan and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is composed of two non-employee directors: Drs. Sugeng and Stertzer. The Compensation Committee met two times during the fiscal year ended June 30, 1996.

         During the fiscal year ended June 30, 1996, all directors except Dr. Sugeng attended at least 75% of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member.

                                   PROPOSAL 2

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 30, 1997 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Effective May 9, 1996, the Board of Directors engaged the accounting firm of Ernst & Young LLP as independent public accountants for the Company. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

         Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

         The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

         Effective May 9, 1996, the Board of Directors appointed Ernst & Young LLP as the Company's independent auditors. Coopers & Lybrand L.L.P. were terminated as the Company's independent auditors effective May 8, 1996. The Audit Committee of the Board of Directors approved these actions. During the fiscal years ended June 30, 1994 and 1995, and subsequent interim periods prior to Coopers & Lybrand L.L.P.'s dismissal on May 8, 1996, there were no disagreements with Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure or any reportable events. The report of Coopers & Lybrand L.L.P. on the financial statements for the fiscal years ended June 30, 1994 and 1995 contained no adverse opinion or other disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended June 30, 1994 and 1995 and any subsequent interim period prior to May 8, 1996, the Company did not consult with Ernst & Young LLP on either regarding the application of accounting principles or the type of audit opinion that Ernst & Young LLP might issue on the Company's financial statements. On May 10, 1996, the Company received a letter from Coopers & Lybrand L.L.P. confirming that it agreed with the foregoing statements.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.


                                   PROPOSAL 3

               APPROVAL OF 1996 EQUITY INCENTIVE PLAN, AS AMENDED

         In January 1996, the Board of Directors adopted, and in February 1996, the Company's stockholders subsequently approved, the Company's 1996 Equity Incentive Plan (the "Incentive Plan") under which 800,000 shares of the Company's Common Stock are reserved for issuance. As of October 16, 1996, options to purchase an aggregate of 403,713 shares of Common Stock were outstanding under the Incentive Plan.

         In September 1996, the Board approved an amendment to the Incentive Plan, subject to stockholder approval, to increase the aggregate number of shares authorized for issuance under the Incentive Plan from a total of 800,000 shares to 1,500,000 shares. The Board adopted this amendment to ensure that the Company can continue to grant stock options, awards, bonuses or rights to employees of and consultants to the Company at levels determined appropriate by the Board and the Compensation Committee.

         In September 1996, the Board amended and restated the Incentive Plan, subject to stockholder approval, to update it generally for tax and securities provisions now applicable to the Company, including adding a limitation providing that no person may be granted options and stock appreciation rights under the Incentive Plan during a calendar year period to purchase in excess of 250,000 shares of Common Stock. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), denies a deduction to any publicly held corporation for certain compensation paid to specified employees in a taxable year to the extent that the compensation exceeds $1,000,000 for any covered employee. In light of the Section 162(m) requirements, the Incentive Plan, as amended and restated, limits the number of options and stock appreciation rights that may be granted to any person under the Incentive Plan and provides that, in the Board's discretion and to the extent practicable, directors who grant options to covered employees generally will be "outside directors" as defined in
Section 162(m). See "Federal Income Tax Information" below for a discussion of the application of Section 162(m).

         The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the Incentive Plan, as amended.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 3.

         The essential features of the Incentive Plan are outlined below.

GENERAL

         The Incentive Plan provides for grants of incentive stock options to employees (including officers and directors) and nonstatutory stock options, restricted stock purchase awards, stock bonuses and stock appreciation rights to employees (including officers and directors) of and consultants to the Company. To date, only incentive stock options and nonstatutory stock options have been awarded under the Incentive Plan. Incentive stock options granted under the Incentive Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Incentive Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of the various awards available under the Incentive Plan.

PURPOSE

         The Incentive Plan was adopted to provide a means by which selected officers and employees of and consultants to the Company and its affiliates could be given an opportunity to purchase stock in the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company. All of the Company's approximately 434 employees (as of August 31,
1996) are currently eligible to participate in the Incentive Plan.

ADMINISTRATION

         The Incentive Plan is administered by the Board of Directors of the Company. The Board has the power to construe and interpret the Incentive Plan and, subject to the provisions of the Incentive Plan, to determine the persons to whom and the dates on which awards will be granted, what type of award will be granted, the number of shares to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award. The Board of Directors is authorized to delegate administration of the Incentive Plan to a committee composed of not fewer than two members of the Board. The Board has generally delegated administration of the Incentive Plan to the Compensation Committee of the Board, although certain awards may be administered by the Board itself. As used herein with respect to the Incentive Plan, the "Board" refers to the Compensation Committee as well as to the Board of Directors itself.

ELIGIBILITY

         Incentive stock options may be granted under the Incentive Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers), directors and consultants are eligible to receive awards other than incentive stock options under the Incentive Plan.

         No incentive stock option may be granted under the Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. For incentive stock options granted under the Incentive Plan, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.

STOCK SUBJECT TO THE INCENTIVE PLAN

         If awards granted under the Incentive Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such awards again becomes available for issuance under the Incentive Plan.

TERMS OF OPTIONS

         The following is a description of the permissible terms of options under the Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

         Exercise Price; Payment. The exercise price of incentive stock options under the Incentive Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options under the Incentive Plan is determined by the Board. However, if options are granted with exercise prices below fair market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m) of the Code. See "Federal Income Tax Information." At October 16, 1996, the closing price of the Company's Common Stock as reported on the Nasdaq National Market was $26.625 per share.

         In the event of a decline in the value of the Company's Common Stock, the Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options. To the extent required by Code Section 162(m), an option repriced under the Incentive Plan is deemed to be canceled and a new option granted. Both the option deemed to be canceled and the new option deemed to be granted will be counted against the 250,000 share limitation under the Incentive Plan. The Board also has the authority to include as part of an option agreement a provision entitling the optionee to a further option in the event that the optionee exercises his or her option by surrendering other shares of Common Stock as payment of the exercise price.

         The exercise price of options granted under the Incentive Plan must be paid either: (a) in cash at the time the option is exercised; or (b) at the discretion of the Board, (i) by delivery of other Common Stock of the Company,
(ii) pursuant to a deferred payment arrangement or (c) in any other form of legal consideration acceptable to the Board.

         Option Exercise. Options granted under the Incentive Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares covered by currently outstanding options under the Incentive Plan typically vest at the rate of 12.5% every six months following the date of the grant, so that the shares would be fully vested on the fourth anniversary of the date of the grant, assuming the optionee's continued employment or services as a consultant or director. Shares covered by options granted in the future under the Incentive Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the Incentive Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase shares not yet vested at their exercise price should the optionee leave the service of the Company before vesting. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of the Company or by a combination of these means.

         Term. The maximum term of options under the Incentive Plan is ten years, except that in certain cases (see "Eligibility") the maximum term is five years. Vested options under the Incentive Plan expire three months after the optionee ceases to be employed by the Company or any affiliate of the Company, unless (a) the termination of employment is due to such person's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionee's termination) at any time within one year of such termination; (b) the optionee dies while employed by the Company or any affiliate of the Company, or within a period specified in the option, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionee's death) within eighteen months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the consulting relationship. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons.

TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

         Purchase Price; Payment. The purchase price under each stock purchase agreement will be determined by the Board. The purchase price of stock pursuant to a stock purchase agreement must be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other arrangement with the person to whom the Common Stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion. Eligible participants may be awarded stock pursuant to a stock bonus agreement in consideration of past services actually rendered to the Company or for its benefit.

         Repurchase. Shares of the Common Stock sold or awarded under the Incentive Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule determined by the Board. In the event a person ceases to be an employee of or ceases to serve as a director of or consultant to the Company or an affiliate of the Company, the Company may repurchase or otherwise reacquire any or all of the shares of the Common Stock held by that person that have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

STOCK APPRECIATION RIGHTS

         The Board may grant stock appreciation rights to employees or directors of, or consultants to, the Company or its affiliates. The Incentive Plan authorizes three types of stock appreciation rights.

         Tandem Stock Appreciation Rights. Tandem stock appreciation rights are tied to an underlying option and require the holder to elect whether to exercise the underlying option or to surrender the option for an appreciation distribution equal to the market price of the vested shares purchasable under the surrendered option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of tandem stock appreciation rights must be made in cash.

         Concurrent Stock Appreciation Rights. Concurrent stock appreciation rights are tied to an underlying option and are exercised automatically at the same time the underlying option is exercised. The holder receives an appreciation distribution equal to the market price of the vested shares purchased under the option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of concurrent stock appreciation rights must be made in cash.

         Independent Stock Appreciation Rights. Independent stock appreciation rights are granted independently of any option and entitle the holder to receive upon exercise an appreciation distribution equal to the market price of a number of shares equal to the number of share equivalents to which the holder is vested under the independent stock appreciation right less the fair market value of such number of shares of stock on the date of grant of the independent stock appreciation rights. Appreciation distributions payable upon exercise of independent stock appreciation rights may, at the Board's discretion, be made in cash, in shares of the Common Stock or a combination thereof.

ADJUSTMENT PROVISIONS

         If there is any change in the stock subject to the Incentive Plan or subject to any award granted under the Incentive Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Incentive Plan and awards outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan and the class, number of shares and price per share of stock subject to such outstanding awards.

EFFECT OF CERTAIN CORPORATE EVENTS

         The Incentive Plan provides that, in the event of a dissolution or liquidation of the Company, specified type of merger or other corporate reorganization, to the extent permitted by law, any surviving corporation will be required to either assume awards outstanding under the Incentive Plan or substitute similar awards for those outstanding under such plan, or such outstanding awards will continue in full force and effect. In the event that any surviving corporation declines to assume or continue awards outstanding under the Incentive Plan, or to substitute similar awards, then the time during which such awards may be exercised by current employees or directors of or consultants to the Company will be accelerated and the awards terminated if not exercised during such time. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an antitakeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENT AND TERMINATION

         The  Board  may  suspend  or  terminate  the  Incentive   Plan  without
stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Incentive Plan will terminate on January 26, 2006.

         The Board may also amend the Incentive Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within twelve months before or after its adoption by the Board if the amendment would: (a) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 ("Rule 16b-3") of the Securities Exchange Act of 1934, as amended (the "Exchange Act")); (b) increase the number of shares reserved for issuance upon exercise of options; or (c) change any other provision of the Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 or satisfy the requirements of Section 422 of the Code. The Board may submit any other amendment to the Incentive Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

RESTRICTIONS ON TRANSFER

         Under the Incentive Plan, an incentive stock option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution and, during the lifetime of an optionee, an option may be exercised only by the optionee. All other awards granted under the Incentive Plan may be transferred only upon such conditions as are set forth in the applicable award agreement. In any case, a grantee may designate in writing a third party who may exercise the award in the event of the grantee's death. In addition, any shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer which the Board deems appropriate.

FEDERAL INCOME TAX INFORMATION

         Incentive Stock Options. Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

         There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

         If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or
(b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year. Capital gains currently are generally subject to lower tax rates than ordinary income. The maximum long-term capital gains rate for federal income tax purposes is currently 28% while the maximum ordinary income rate is effectively 39.6% at the present time. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options.

         To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

         Nonstatutory Stock Options. Nonstatutory stock options granted under the Incentive Plan generally have the following federal income tax consequences:

         There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options.

         Restricted Stock and Stock Bonuses. Restricted stock and stock bonuses granted under the Incentive Plan generally have the following federal income tax consequences:

         Upon acquisition of stock under a restricted stock or stock bonus award, the recipient normally will recognize taxable ordinary income equal to the excess of the stock's fair market value over the purchase price, if any. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects to be taxed on receipt of the stock. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year from the date ordinary income is measured. Slightly different rules may apply to persons who acquire stock subject to forfeiture.

         Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the recipient.

         Potential Limitation on Company Deductions. As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add
Section 162(m) which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to awards under the Incentive Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

         Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with applicable Treasury regulations issued under Section 162(m) of the Code, compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation, provided that: (i) the stock award plan contains a per-employee limitation on the number of shares for which stock options and stock appreciation rights may be granted during a specified period; (ii) the per-employee limitation is approved by the stockholders; (iii) the award is granted by a compensation committee comprised solely of "outside directors"; and (iv) the exercise price of the award is no less than the fair market value of the stock on the date of grant. Compensation attributable to restricted stock will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of "outside directors"; and (ii) the purchase price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses qualify as performance-based compensation under these Treasury regulations only if: (i) the award is granted by a compensation committee comprised solely of "outside directors;" (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain; (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied; and
(iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount (or formula used to calculate the amount) payable upon attainment of the performance goal).

OPTIONS GRANTED

         At October 16, 1996, options to purchase an aggregate of 403,713 shares at exercise prices ranging from $21.00 to $35.125 per share of the Company's Common Stock were outstanding under the Incentive Plan, and 394,666 shares (plus any shares that might in the future be returned to the plans as a result of cancellations or expiration of options) remained available for future grant under the Incentive Plan, excluding the increase of 700,000 shares for which stockholder approval is sought. No options under the Incentive Plan have been granted to any directors or executive officers of the Company.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the ownership of the Company's Common Stock as of October 16, 1996 by: (i) each nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                       Shares Beneficially
                                                            Owned (1)
                                                   ------------------------
5% Stockholders, Directors and Officers               Number      Percent
---------------------------------------            -----------  -----------

Radstock Enterprises Limited.....................   4,394,471      14.2%
    P.O. Box N-4899
    Nassau, Bahamas

Dr. Simon Stertzer (2)(3)........................   2,910,993       9.4
    396 Raymundo Drive
    Woodside, CA 94062

Dr. Gerald Dorros (3)(4).........................   2,764,872       8.9
    8130 North Beach Drive
    Milwaukee, WI 53217

Airem Ltd........................................   1,728,686       5.6
    P.O. Box 1164
    Georgetown
    Grand Cayman, West Indies

Bradly A. Jendersee (5)(6)......................  . 1,891,364       6.1
    c/o Arterial Vascular
    Engineering, Inc.
    5355 Skylane Boulevard
    Santa Rosa, CA 95403

Robert D. Lashinski (5)(7).......................   1,769,656       5.7
    c/o Arterial Vascular
    Engineering, Inc.
    5355 Skylane Boulevard
    Santa Rosa, CA 95403

John D. Miller (2)(5)(8).........................   2,333,616       7.6
    c/o Arterial Vascular
    Engineering, Inc.
    5355 Skylane Boulevard
    Santa Rosa, CA 95403

Dr. J. Irawan Sugeng (9).........................     864,343       2.8
    c/o Lotus Enterprises Inc.
    P.O. Box N-4899
    Nassau, Bahamas

Gregory M. French (5)(10)........................     750,265       2.4

W. Kevin Bedsole (3)(5)(11)......................     415,992       1.3

All directors and executive officers as a group
  (9 persons) (12)...............................  10,832,498      34.6


                                               (Footnotes are on the next page.)

(Footnotes for table on the previous page.)

------------------------

(1) This table is based upon information supplied by officers, directors and principal stockholders filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 30,874,383 shares outstanding on October 16, 1996, adjusted as required by rules promulgated by the SEC.
(2) Includes 445,268 shares held by a trust for the benefit of Dr. Stertzer's children, which John D. Miller is trustee, as to which shares Mr. Miller and Dr. Stertzer disclaim beneficial ownership.
(3) Includes 137,500 shares issuable pursuant to options exercisable within 60 days.
(4)      Includes   660,000   shares  held  by  the  G.  Dorros  Family  Limited
         Partnership.
(5) Includes shares of restricted stock subject to a repurchase option in favor of the Company in accordance with service vesting schedules generally ranging from 48 to 64 months.
(6) Includes 180,675 shares held by family trusts for which Shelley A. Duane (Mr. Jendersee's mother) and J.P. Morgan California are co-trustees, as to which shares Mr. Jendersee disclaims beneficial ownership. Includes 13,739 shares held in an IRA account.
(7) Includes 134,701 shares held by family trusts for which Michael J. Orth and J.P. Morgan California are co-trustees, as to which shares Mr. Lashinski disclaims beneficial ownership. Includes 7,639 shares held in an IRA account.
(8) Includes 398,041 shares held by family trusts for which Doreen D. Miller (Mr. Miller's spouse) and J.P Morgan California are co-trustees, as to which shares Mr. Miller disclaims beneficial ownership. Includes 13,750 shares held in an IRA account.
(9) Includes 864,343 shares held by Lotus Enterprises Inc., of which Dr. Sugeng is the sole stockholder.
(10) Includes 56,052 shares held by family trusts for which Charles Remsen (Mr. French's brother-in-law) and J.P. Morgan California are co-trustees, as to which shares Mr. French disclaims beneficial ownership. Includes 8,833 shares held in an IRA account.
(11) Includes 246,419 shares held by a living trust for which Mr. Bedsole and his wife, Susan Welcher, are the trustees, 13,739 shares held in an IRA account and 18,334 shares issuable pursuant to options exercisable within 60 days.
(12) Includes 457,501 shares issuable pursuant to options exercisable within 60 days.


COMPLIANCE WITH THE REPORTING REQUIREMENTS OF SECTION 16(a)

         Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

         The members of the Board of Directors do not currently receive any cash compensation for their service as members of the Board of Directors, although they are reimbursed for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy.

         Each  non-employee  director of the Company also receives  stock option
grants  under  the  1996  Non-  Employee   Directors'  Stock  Option  Plan  (the
"Directors' Plan").

         Non-Employee Directors' Stock Option Plan. The Board adopted the Directors' Plan in January 1996 and amended it for certain securities law developments in September 1996. The Directors' Plan provides for the automatic grant of options to purchase shares of Common Stock to non-employee directors of the Company and is administered by the Board, unless the Board delegates administration to a committee of the Board.

         The maximum number of shares of Common Stock that may be issued pursuant to options grants under the Directors' Plan is 100,000. Pursuant to the terms of the Directors' Plan, each person serving as a director of the Company who is not an employee of the Company (a "Non-Employee Director") automatically receives, upon the later of (i) the effective date of the initial public offering of the Company's Common Stock, or (ii) the date such person first becomes a Non-Employee Director, the grant of an option to purchase 12,000 shares of Common Stock. In addition, on the date of the annual meeting of stockholders each year, following the first registration of any equity securities under Section 12 of the Securities Exchange Act of 1934, each Non-Employee Director, who is not elected a director for the first time at such meeting is automatically granted an option to purchase 4,000 shares of Common Stock.

         Options under the Directors' Plan vest (provided that the optionee has continuously served as a Non- Employee Director or as an employee of or consultant to the Company or any parent or subsidiary of the Company) in four equal installments, commencing on the first anniversary of the date of the grant of the option. The exercise price of options granted under the Directors' Plan must equal or exceed the fair market value of the Common Stock granted on the date of grant. No option granted under the Directors' Plan may be exercised after the expiration of ten years from the date it was granted. Except as otherwise specifically provided in the optionee's option agreement, options granted under the Directors' Plan are nontransferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. The Directors' Plan will terminate at the direction of the Board.

         In  the   event  of  a  merger   consolidation,   reverse   merger   or
reorganization, options outstanding under the Plan will automatically become fully vested and will terminate if not exercised prior to such event.

         Pursuant to the Directors' Plan, on April 2, 1996, options to purchase 12,000 shares of Common Stock were granted to each of Drs. Sugeng and Stertzer at an exercise price per share of $21.00, which was equal to the price to the public of the shares of Common Stock on the effective date of the offering. As of October 16, 1996, no further options had been granted, so that options to purchase a total of 24,000 shares of Common Stock are outstanding pursuant to the Directors' Plan.

COMPENSATION OF EXECUTIVE OFFICERS


                             SUMMARY OF COMPENSATION

     The following table shows for the fiscal years ended June 30, 1996 and 1995, compensation awarded or paid to, or earned by, the Company's Chief
Executive Officer and its other four most highly compensated executive officers at June 30, 1996 (the "Named Executive Officers"):

                                            SUMMARY COMPENSATION TABLE


                                                                       Annual Compensation
                                                                  ------------------------------
                                                                                                           All Other
            Name and Principal Position                Year         Salary($)(1)       Bonus($)       Compensation (2)(3)
--------------------------------------------------     ----         ------------       --------       --------------------

Bradly A. Jendersee (3) ..........................     1996         $257,840           $31,377               $1,050
  President and Chief Executive Officer                1995          168,081            23,848                8,623

Robert D. Lashinski (3) ..........................     1996          232,692            27,951                  770
  Vice President of Research and Development           1995          147,745            21,346                8,623

John D. Miller....................................     1996          229,797            28,877                  676
  Vice President of Finance, Chief Financial           1995          146,521(4)         16,667                8,623
  Officer, Treasurer and Secretary

W. Kevin Bedsole..................................     1996          167,500            18,750                  450
  Vice President of Worldwide Sales and                1995          125,598            17,167                8,229
  Marketing

Gregory W. French.................................     1996          164,375            20,599                  425
  Vice President of Manufacturing                      1995          119,205            16,750                7,930


---------------------------

(1) Includes, for fiscal 1996, compensation for unused vacation accrued in prior years.
(2) Consists of premiums paid by the Company on life insurance policies and, for fiscal 1995, the Company's matching contributions under the 401(k) Plan.
(3) In February 1996, the Company agreed to amend the employment agreements with Messrs. Jendersee and Lashinski to delete in their entirety certain provisions relating to royalty payments by the Company in connection with any patent of the Company in which Messrs. Jendersee and/or Lashinski were named as inventors in the patent applications, in consideration of the following: (i) cash in the amount of $1,940,000 to each of Messrs. Jendersee and Lashinski (less any amounts required to be withheld by the Company on behalf of Messrs. Jendersee and Lashinski with respect to the delivery of cash and shares under applicable federal and state law); and (ii) issuance to each of Messrs. Jendersee and Lashinski of 55,000 shares of the Company's Common Stock at a price of $12.00 per share. The terms of the amended employment agreements were approved by the holders of a majority of the shares of Common Stock held by the Company's disinterested stockholders. Such payments to Messrs. Jendersee and Lashinski resulted in the recognition by the Company in the quarter ending March 31, 1996 of a one-time compensation expense of $5.2 million.
(4) Includes $54,854 of consulting fees paid before Mr. Miller entered into an employment agreement with the Company.

                             EMPLOYEE BENEFIT PLANS

STOCK OPTION AGREEMENTS

         From 1991 to 1996, the Board of Directors granted nonstatutory stock options which allowed employees, directors, and consultants of the Company to purchase shares of the Company's common stock. Stock option grants were awarded at the discretion of the Board of Directors and generally vest over a period of three years from the date of the grant, and unexercised options expire upon termination of employment with the Company or after the expiration of five years from the date of grant. No shares of common stock issued under such agreements are subject to repurchase. Following the adoption of the Incentive Plan, options were no longer made available for grant outside of the Incentive Plan.

401(K) PLAN

         In August 1994, the Company adopted a tax-qualified employee savings and retirement plan (the "401(k) Plan") covering the Company's employees who have not elected out of the 401(k) Plan participation, have completed one year of service with the Company and have attained the age of 21. Pursuant to the 401(k) Plan, eligible employees may elect to reduce their current compensation by up to the lesser of 15% of their annual compensation and the statutorily prescribed annual limit ($9,500 in 1996) and have the amount of such reduction contributed to the 401(k) Plan. The 401(k) Plan permits, but does not require, additional matching and employer contributions to the 401(k) Plan by the Company on behalf of eligible employees. To date the Company has contributed $76,000 to the 401(k) Plan. Employees become 20% vested in any such Company contributions after two years of service, and increase their vested percentages by an additional 20% for each year of service thereafter. The 401(k) Plan is intended to qualify under Section 401 of the Internal Revenue Code of 1986, as amended, so that contributions by employees or by the Company to the 401(k) Plan and income earned on the 401(k) Plan contributions, are not taxable to employees until withdrawn from the 401(k) Plan, and so that contributions by the Company, if any, will be deductible by the Company when made. The trustee under the 401(k) Plan, at the direction of each participant, invests the assets of the 401(k) Plan in selected investment options.

                        STOCK OPTION GRANTS AND EXERCISES

          Under the Incentive Plan, the Company may grant options to its executive officers; however, as of October 16, 1996, no options under the Incentive Plan have been granted to any executive officers of the Company. As of October 16, 1996, options to purchase a total of 403,713 shares were outstanding under the Incentive Plan and options to purchase 394,666 shares remained available for grant thereunder. The amendment to the Incentive Plan submitted for approval by the stockholders at the Annual Meeting would make available options to purchase an additional 700,000 shares for grant. Prior to the adoption of the Incentive Plan, the Company granted options pursuant to nonstatutory stock option agreements. As of October 16, 1996, options to purchase 1,151,250 shares were outstanding pursuant to the nonstatutory stock option agreements, including options to purchase 441,000 shares granted to executive officers of the Company.

          The following tables show for the fiscal year ended June 30, 1996, certain information regarding options granted to, exercised by, and held at year end by, the Named Executive Officers:

                        OPTION GRANTS IN LAST FISCAL YEAR
                                                                                                     Potential Realizable
                                                                                                     Value at Assumed
                                                                                                     Annual Rates of Stock
                                                                                                     Price Appreciation for
                                   Individual Grants                                                 Option Term (1)
                                   -----------------                                                 ----------------------

                          Number of          % of Total
                          Securities         Options
                          Underlying         Granted to
                          Options            Employees          Exercise or
                          Granted            in Fiscal          Base Price         Expiration
Name                      (#) (2)            Year(%) (3)        ($/Sh) (4)         Date              5% ($)          10% ($)
----                      -------------      -----------        -----------        -----------       ------          -------
Mr. Jendersee                     --                --               --                --                --               --
Mr. Lashinski                     --                --               --                --                --               --
Mr. Miller                        --                --               --                --                --               --
Mr. Bedsole                   55,000               11.2             $9.5455         11/30/05        330,752          834,754
Mr. French                        --                --               --                --                --               --

-------------------

(1) Calculated on the assumption that the market value of the underlying stock increases at the stated values compounded annually for the ten-year term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price.
(2) Options granted become exercisable in three equal installments on December 1, 1996, 1997 and 1998.
(3) Based on an aggregate of 491,717 options granted during the fiscal year ended June 30, 1996.
(4) The exercise price per share of the option is equal to the fair market value of the common stock on the date of grant.

                     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION VALUES
                                                                         Number of
                                                                         Securities                Value of
                                                                         Underlying                Unexercised
                                                                         Unexercised               In-the-Money
                                                                         Options at                Options at
                                                                         6/30/96 (#)               6/30/96 ($)
                         Shares Acquired         Value                   Exercisable/              Exercisable/
Name                     on Exercise (#)         Realized ($)(1)(2)      Unexercisable             Unexercisable
----                     ---------------         ------------------      -------------             -------------
Mr. Jendersee                  1,375,000               1,747,488               0/0                         0/0
Mr. Lashinski                  1,100,000               1,397,990               0/0                         0/0
Mr. Miller                     1,375,000               1,747,488               0/0                         0/0
Mr. Bedsole                           --                      --         137,500/55,000            4,984,728/1,468,747
Mr. French                       550,000                 698,995               0/0                         0/0

--------------------

(1) Value realized is based upon the fair market value of the Company's Common Stock on the date of exercise less the exercise price and does not necessarily indicate that the optionee sold such stock.
(2) The per share fair market value of the Company's Common Stock at June 30, 1996 ($36.25) less the exercise price of the options. At October 16, 1996, the per share fair market value of the Company's Common Stock was $26.625.

                              EMPLOYMENT AGREEMENTS


         Pursuant to employment agreements with the Company, Messrs. French, Jendersee, Lashinski, and Miller have agreed to serve in their respective positions until March 18, 1999, and Messrs. Bedsole, and Schiek have agreed to serve in their respective positions until March 29, 2000, and April 1, 2000, respectively. In consideration of their services, such officers will receive annual salaries (subject to increase by the Board of Directors upon annual reviews) as follows (as of January 1996): Mr. Jendersee, $250,000; Mr. Lashinski, $230,000; Mr. Miller, $230,000; Mr. Bedsole, $185,000; Mr. French, $165,000; and Mr. Schiek, $135,000. The employment agreements prohibit such officers from rendering services in the United States, Europe or Asia, or consulting with or providing advice to, any person or entity engaged in the business of providing products or services in the field of percutaneous transluminal coronary angioplasty and coronary stents during the term of such officer's employment agreement without the Company's prior written consent. Additionally, pursuant to such employment agreements, Messrs. Miller, Bedsole, French and Schiek have entered into the Company's standard Employee Inventions and Proprietary Rights Assignment and Confidentiality Agreement. Messrs. Jendersee and Lashinski have agreed to keep confidential all the Company's proprietary information pursuant to their employment agreements, rather than pursuant to the Company's standard Employee Inventions and Proprietary Rights Assignment and Confidentiality Agreement.

         The employment agreements may be terminated with or without cause. If the officer's employment is involuntarily terminated without cause, the terminated officer is entitled to receive a severance payment equal to one-half of his annual salary. If such involuntary termination without cause occurs within two years after a change in control of the Company (which change of control occurs within the term of the employment agreement), the terminated officer is entitled to receive severance payment equal in the aggregate to his annual salary and a continuation of benefits for a twelve-month period. If an officer's employment is terminated voluntarily following a change in control of the Company, the terminated officer is entitled to receive severance payments equal in the aggregate to one-half his annual salary. If terminated without cause, such officers would not be entitled to any severance payments or other benefits under their employment agreements. Upon a change of control of the Company, all of such officers' shares of Common Stock that are subject to a repurchase option of the Company would be released from such repurchase options, and all unvested stock options would immediately vest. Such officers are also provided with term life insurance in the amount of $500,000 under their employment agreements. The Company has taken out key man life insurance, under which the Company is the beneficiary, on each of its officers with whom it has entered into employment agreements, in amounts greater than or equal to $500,000 in order to provide for potential payments under such agreements.

         In February 1996, the Company agreed to amend the employment agreements with Messrs. Jendersee and Lashinski to delete in their entirety certain provisions relating to royalty payments by the Company in connection with any patent of the Company in which Messrs. Jendersee and/or Lashinski were named as inventors in the patent applications, in consideration of the following: (i) cash in the amount of $1,940,000 to each of Messrs. Jendersee and Lashinski (less any amounts required to be withheld by the Company on behalf of Messrs. Jendersee and Lashinski with respect to the delivery of cash and shares under applicable federal and state law); and (ii) issuance to each of Messrs. Jendersee and Lashinski of 55,000 shares of the Company's Common Stock at a price of $12.00 per share. The terms of the amended employment agreements were approved by the holders of a majority of the shares of Common Stock held by the Company's disinterested stockholders. Such payments to Messrs. Jendersee and Lashinski resulted in the recognition by the Company in the quarter ending March 31, 1996 of a one-time compensation expense of $5.2 million.

           REPORT OF THE BOARD OF DIRECTORS AND COMPENSATION COMMITTEE
              OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION(1)

GENERAL

         The Company was privately held until April 1996 when the Company completed its initial public offering, and the Compensation Committee of the Board of Directors was not established until January 1996. Accordingly, the Board of Directors made the primary compensation determinations for the Company's officers in fiscal year 1996, including the establishment of base salaries, potential bonuses and stock option grants. All decisions relating to executive compensation presently are being made upon the recommendation of the Compensation Committee.

COMPENSATION PHILOSOPHY

         The primary goal of the Company is to align compensation with the Company's business objectives and performance. The Company's aim is to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company and to motivate those individuals to enhance long-term stockholder value. To establish this relationship between executive compensation and the creation of stockholder value, the Board of Directors has adopted a total compensation package comprised of base salary, bonus and stock option awards. Key elements of this compensation package are:

         o The Company pays competitively with leading medical device companies with which the Company competes for talent.

         o The Company maintains annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

         o The Company provides significant equity-based incentives for executives and other key employees to ensure that individuals are motivated over the long term to respond to the Company's business challenges and opportunities as owners and not just as employees.

EXECUTIVE OFFICER SALARIES

         Of the Company's current officers other than the Chief Executive Officer, one joined the Company in 1995, two joined the Company in 1993, two joined the Company in 1992 and one was a founder of the Company in 1991. With respect to the officer hired in 1995, salary, potential bonus and stock option grants were determined on the basis of negotiations between the Company and the officer with due regard to the officer's experience and market conditions at the time. Similarly, the Company negotiated with each of the other officers at the time of their hiring and reached a level of compensation that the Company believed was reasonably required to obtain the services of such officer. In doing so, the Company relied extensively on equity incentives in the form of stock option grants that vested over the two to four year period following the date such officer commenced employment.

         Because of the relatively short tenure of these officers with the Company and the familiarity of the Board with the hiring process of each officer, the Board relied primarily on the fiscal year 1995 salary, bonus and prior equity grants in establishing the fiscal 1996 salary and potential bonus of the continuing officers. In this regard, the Board was particularly mindful of the rapid appreciation of the stock options granted to and restricted stock purchased by, the continuing officers in March 1995 and the significant incentive for employee retention as a result of the vesting schedules for such stock and options. Because of the value associated with these options and stock, the base salary established by the Board may not reflect a salary that otherwise would have been required to competitively compensate these officers and may not be indicative of future compensation. The Board of Directors did not obtain or review salary surveys of similar medical device companies in establishing the fiscal year 1996 compensation because of

--------

(1) The material in this report is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

the Board's level of information gained during the hiring process of each officer, the recognized value of the unvested stock options and restricted stock and the Board's general knowledge of the market.

LONG-TERM INCENTIVES

         The Company's primary long-term incentive program currently consists of the Incentive Plan. The Incentive Plan utilizes vesting periods (generally four years) to encourage key executives to continue in the employ of the Company. Through option grants, executives receive significant equity incentives to build long-term stockholder value. The exercise price of options granted under the Incentive Plan generally is 100% of the fair market value of the underlying stock on the date of grant. Employees receive value from these grants only if the Company's Common Stock appreciates in the long term.

         In December 1995, the Board of Directors granted stock options to two of the Company's executive officers. The grant of the options was made in connection with their promotions. During the fiscal year 1996, the Board elected not to grant options to the Chief Executive Officer and the other six executive officers because of the size of the stock options and restricted stock previously issued to such officers and their related vesting schedules. In reaching its decisions, the Board again relied on its experience, the information gained in the hiring process for such officers, and the value of the officers' previously issued stock options and restricted stock.

COMPANY PERFORMANCE AND CHIEF EXECUTIVE OFFICER COMPENSATION

         The salary and potential bonus of Bradly A. Jendersee, the Company's Chief Executive Officer, were established by the Board of Directors primarily on the basis of the salary received by him in fiscal year 1995 and pursuant to discussions between the Board of Directors and the Chief Executive Officer. In establishing the compensation for the Chief Executive Officer, the Board considered both qualitative factors such as the progress of the Company's products through development and clinical testing to market introduction, the extent of foreign distribution of the Company's products, and the continued significant success of the Company's products and quantitative factors such as the resulting significant growth of net sales and net income of the Company. In fiscal 1995, the Company achieved several key objectives. These achievements included the successful market introduction of the Micro Stent system, the development of several next-generation stent systems and an increase in revenues from $2.9 million to $17.1 million and in income from a net loss of $0.5 million to net income of $6.6 million. Accordingly, the Chief Executive Officer received an increase in base salary of $30,000 over his salary that had been in effect since March 1995. No options or shares of restricted stock were granted or awarded during fiscal year 1996 to the Chief Executive Officer.

ANNUAL INCENTIVE COMPENSATION

         A portion of the cash compensation paid to the Company's officers, including the Chief Executive Officer, is in the form of discretionary bonus payments that have been paid on a quarterly basis. Bonus payments are expressly linked to the attainment of specific goals established for the Company in general, and are payable to all employees of the Company at the rate of one-half of one month's salary.

         In awarding discretionary bonuses, the Board of Directors believed that virtually all of the Company's goals for the year were attained and, accordingly, awarded quarterly cash bonuses for all but the third quarter of fiscal year 1996, when incentive stock options under the Incentive Plan were awarded to most employees. This belief was based on the continued significant increase in net revenues and net income in fiscal year 1996 as compared to fiscal year 1995. The Board of Directors also was mindful of the significant efforts of executive officers in connection with the Company's initial public offering in April 1996.

CERTAIN TAX CONSIDERATIONS

         Section 162(m) of the Internal Revenue Code (the "Code") limits the Company to a deduction for federal income tax purposes of not more than $1 million of compensation paid to certain executive officers in a taxable year.
Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code.

         The   Board  has   determined   to   satisfy   the   requirements   for
"performance-based compensation" with respect to compensation awarded to its Named Executive Officers whenever possible and to the extent then practicable.

         From the members of the Board of Directors and Compensation Committee:

                           Bradly A. Jendersee
                           Robert D. Lashinski
                           John D. Miller
                           Dr. J. Irawan Sugeng
                           Dr. Simon Stertzer

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Prior to the first meeting of the Compensation Committee in April 1996, the Board of Directors made all determinations with respect to compensation. Each of Bradly A. Jendersee, the Company's President, Chief Executive Officer and the Chairman of the Board of Directors, Robert D. Lashinski, the Company's Vice President of Research and Development, and John D. Miller, the Company's Vice President of Finance, Chief Financial Officer, Secretary and Treasurer, participated in the deliberations of the Board of Directors concerning executive compensation.

PERFORMANCE MEASUREMENT COMPARISON(1)

         The following graph compares the cumulative total stockholder return, assuming reinvestment of all dividends, for the Company's Common Stock, the Nasdaq Stock Market-US Index and the S&P Health Care (Medical Products & Supplies) Index from April 3, 1996 (the date on which the Company's Common Stock was first traded on the Nasdaq National Market) through June 30, 1996. The graph assumes that $100 was invested on April 3, 1996 in the Company's Common Stock and in each of the comparative indices.

                                                              4/3/96   6/30/96
                                                              ------   -------

Arterial Vascular Engineering, Inc. .........................  100       173
Nasdaq Stock Market-US ......................................  100       108
S&P Health Care (Medical Products & Supplies) ...............  100        99



-------------------------

(1) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                              CERTAIN TRANSACTIONS

         In April 1996,  certain  officers of the Company  sold shares of Common
Stock in the Company's initial public offering (the "IPO") in order to pay certain obligations incurred in connection with such officers' acquisition of equity securities of the Company. These officers used the proceeds of such sales to make the following payments: $2,334,283 to Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan Securities, Inc. ("Morgan Guaranty"), in payment of principal and interest owed pursuant to loans described further below; $3,067,717 to the Company in payment of principal and interest owed pursuant to loans made in connection with purchases of restricted stock, as described below; and $3,450,452 in payment of taxes resulting from the sale of stock by such officers in the IPO.

         In connection with the exercise in October 1995 by Messrs. Jendersee, Lashinski, Miller and French of certain options to purchase shares of Common Stock, Morgan Guaranty made revolving loans to such officers of an aggregate principal amount of $2,257,365. Such loans were guaranteed by Glamco Development Limited, a wholly owned subsidiary of Guthrie. Putra Masagung, the sole stockholder of Radstock Enterprises Limited, a principal stockholder of the Company, is the chairman and a principal shareholder of Guthrie. Upon the completion of the IPO, Morgan Guaranty received an aggregate of $2,334,283 in full satisfaction of the principal and interest due under such notes from Messrs. Jendersee, Lashinski, Miller and French.

         On March 17, 1995, the Company issued a total of 3,438,314 shares of Common Stock to Messrs. Jendersee, Lashinski, Miller, Bedsole, French and Schiek and to Drs. Stertzer and Dorros, stockholders of and consultants to, the Company for an aggregate consideration of $3,125,740. Except with respect to the shares issued to Drs. Stertzer and Dorros, such shares are subject to a repurchase option in favor of the Company in accordance with service vesting schedules generally ranging from 48 to 64 months from the date of issuance. As of June 30, 1996, 2,101,000 shares were subject to repurchase. The holders of such shares issued to the Company in consideration of such shares a promissory note bearing an 8% interest rate and secured by a pledge of such shares. Upon the completion of the IPO, the Company received an aggregate of approximately $3,067,717 in full satisfaction of the principal and interest due under such notes from Messrs. Jendersee, Lashinski, Miller, Bedsole, French and Schiek. The principal amount of the notes from Drs. Stertzer and Dorros, together with interest accrued thereon, are payable on December 31, 2000. Under the terms of the employment agreements with Messrs. Jendersee, Lashinski, Miller, Bedsole, French and Schiek, upon a change of control of the Company, all of such officers' shares of Common Stock that are subject to a repurchase option of the Company would be released from such repurchase options.

         The Company has obtained directors' and officers' liability insurance ("D&O Insurance"). In addition, the Company has entered into an indemnification agreement with each of its directors and executive officers under which the Company has indemnified each of them against expenses and losses incurred for claims brought against them by reason of being a director or executive officer of the Company. Mr. Jendersee has also entered into an indemnification agreement with Arterial Vascular Engineering Canada, Inc. ("AVEC"), a subsidiary of the Company located in Richmond, British Columbia, under which AVEC has agreed to indemnify Mr. Jendersee from and against any and all claims and liabilities by reason of Mr. Jendersee being a director or officer of AVEC. In connection with certain litigation relating to the Company's purchase from Endothelial Support Systems, Inc. (subsequently known as Endovascular Support Systems, Inc.) of technology which resulted in the Company's only issued patents, the Company has agreed to indemnify Messrs. Jendersee, Miller, Stertzer and Gerald Dorros, a principal stockholder of the Company, against expenses and losses relating to such litigation.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                       By Order of the Board of Directors

                                       /s/ John D. Miller

                                       John D. Miller
                                       Secretary


November 4, 1996


         A copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1996 is available without charge upon written request to:
Corporate Secretary, Arterial Vascular Engineering, Inc., 5535 Skylane Boulevard, Santa Rosa, California 95403.

                                                                      APPENDIX A


                       ARTERIAL VASCULAR ENGINEERING, INC.
                           1996 EQUITY INCENTIVE PLAN
              Adopted by the Board of Directors on January 26, 1996
                 Approved by the Stockholders February 28, 1996
             Amended by the Board of Directors on September 20, 1996



1.       PURPOSES.

         (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii)
Nonstatutory Stock Options, (iii) stock bonuses, (iv) rights to purchase restricted stock, and (v) stock appreciation rights, all as defined below.

         (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

         (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, or (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof, or (iii) Stock Appreciation Rights granted pursuant to section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.       DEFINITIONS.

         (a) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

         (b) "Board" means the Board of Directors of the Company.

         (c) "Code" means the Internal Revenue Code of 1986, as amended.

         (d) "Committee"    means  a   Committee   appointed  by  the  Board  in
accorodance  with subsection 3(c) of the Plan.

         (e) "Company"  means  Arterial   Vascular    Engineering,   a  Delaware
corporation.

         (f) "Concurrent Stock Appreciation Right" or "Concurrent Right" means a right granted pursuant to subsection 8(b)(2) of the Plan.

         (g) "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

         (h) "Continuous Status as an Employee, Director or Consultant" means that the service of an individual to the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Board or the chief executive officer of the Company may determine, in that party's sole discretion, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board or the chief executive officer, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

         (i) "Covered  Employee" means the chief executive  officer and the four
(4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

         (j)  "Director" means a member of the Board.

         (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (m) "Fair Market Value" means, as of any date, the value of the common stock of the Company determined as follows:

                  (i) If the common stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq Small Cap Market, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Company's common stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

                  (ii) In the absence of such markets for the common stock, the Fair Market Value shall be determined in good faith by the Board.

         (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (o) "Independent Stock Appreciation Right" or "Independent Right" means a right granted pursuant to subsection 8(b)(3) of the Plan.

         (p) "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

         (q) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

         (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (s)  "Option" means a stock option granted pursuant to the Plan.

         (t) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

         (u) "Optionee" means an Employee, Director or Consultant who holds an outstanding Option.

         (v) "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

         (w) "Plan"  means  this   Arterial  Vascular  Engineering  1996  Equity
Incentive Plan.

         (x) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

         (y) "Securities Act" means the Securities Act of 1933, as amended.

         (z) "Stock Appreciation Right" means any of the various types of rights which may be granted under Section 8 of the Plan.

         (aa) "Stock Award" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

         (bb) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

         (cc) "Tandem Stock Appreciation Right" or "Tandem Right" means a right granted pursuant to subsection 8(b)(1) of the Plan.

3.       ADMINISTRATION.

         (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                  (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which a Stock Award shall be granted to each such person.

                  (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                  (iii) To  amend  the  Plan  or  a  Stock  Award as provided in
Section 14.

                  (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient which are not inconsistent with the terms of the Plan to promote the best interests of the Company.

         (c) The Board may delegate administration of the Plan to a committee of the Board composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Outside Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The
Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who
(1) are not then subject to Section 16 of the Exchange Act and/or

(2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (ii) not persons with respect to whom the Company wishes to comply with
Section 162(m) of the Code.

4.       SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards granted under the Plan shall not exceed in the aggregate One Million Five Hundred Thousand (1,500,000) shares of the Company's common stock, as determined immediately following any stock split or combination made in connection with the first registration of any equity security of the Company under Section 12 of the Exchange Act. If any Stock Award granted under the Plan or any stock option granted pursuant to the Company's previous stock option program Plan shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award or stock option pursuant to the Company's previous stock option program shall revert to and again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.       ELIGIBILITY.

         (a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation rights appurtenant thereto may be granted only to Employees, Directors or Consultants.

         (b) A Director shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of the Director as a person to whom Stock Awards may be granted, or in the determination of the number of shares which may be covered by Stock Awards granted to the Director:
(i) the Board has delegated its discretionary authority over the Plan to a Committee which consists solely of Disinterested Persons; or (ii) the Plan otherwise complies with the requirements of Rule 16b 3. The Board shall otherwise comply with the requirements of Rule 16b 3. This subsection 5(b) shall not apply (i) prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, or (ii) if the Board or Committee expressly declares that it shall not apply.

         (c) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant. Prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, the provisions of this subsection 5(c) shall also apply to the grant of a Nonstatutory Stock Option made to a ten percent (10%) stockholder as described in the preceding sentence.

         (d) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options and Stock Appreciation Rights covering more than Two Hundred Fifty Thousand (250,000) shares of the Company's common stock in any calendar year.

6.       OPTION PROVISIONS.

         Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

         (a) Term. No Option shall be  exercisable  after the  expiration of ten
(10) years from the date it was granted.

         (b) Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be determined by the Board or the Committee. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

         (c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment arrangement, except that payment of the common stock's "par value" as defined in the Delaware General Corporation Law) shall not be made by deferred payment, or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

         In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

         (d) Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall only be transferable by the Optionee upon such terms and conditions as are set forth in the Option Agreement for such Nonstatutory Stock Option, as the Board or the Committee shall determine in its discretion. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

         (e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual options may vary. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

         (f) Termination of Employment or Relationship as a Director or Consultant. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

         (g) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

         (h) Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement, or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

         (i) Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

         (j) Re-Load Options. Without in any way limiting the authority of the Board or Committee to make or not to make grants of Options hereunder, the Board or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% stockholder (as described in subsection 5(c)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

         Any  such  Re-Load  Option  may  be  an  Incentive  Stock  Option  or a
Nonstatutory Stock Option, as the Board or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 12(d) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and the limits on the grants of Options under subsection 5(c) and shall be subject to such other terms and conditions as the Board or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.       TERMS OF STOCK

         Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

         (a) Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement. In any event, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

         (b) Transferability. No rights under a stock bonus or restricted stock purchase agreement shall be transferable except by will or the laws of descent and distribution or otherwise only upon such terms and conditions as are set forth in the applicable Stock Award Agreement, as the Board or the Committee shall determine in its discretion, so long as stock awarded under such agreement remains subject to the terms of the agreement.

         (c) Consideration. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment arrangement, except that payment of the common stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment), or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in their discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

         (d) Vesting. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

         (e) Termination of Employment or Relationship as a Director or Consultant. In the event a Participant's Continuous Status as an Employee,
Director or Consultant terminates, the Company may repurchase or otherwise reacquire, subject to the limitations described in subsection 7(d), any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8.       STOCK APPRECIATION RIGHTS.

         (a) The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under the Plan to Employees or Directors of or Consultants to the Company or its Affiliates. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the terms of the Stock Award Agreement evidencing such right. Except as provided in subsection 5(c), no limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of a Stock Appreciation Right.

         (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

                  (i) Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on the Fair Market Value (on the date of the Option surrender) in an amount up to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the amount of shares of stock covered by that portion of the surrendered Option in which the Optionee is vested over (B) the aggregate exercise price payable for such vested shares.

                  (ii) Concurrent Stock Appreciation Rights. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which the Concurrent Right pertains. A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on the Fair Market Value on the date of exercise of the Concurrent Right) in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

                  (iii) Independent Stock Appreciation Rights. Independent Rights will be granted independently of any Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (B) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of stock based on the Fair Market Value on the date of the exercise of the Independent Right.

9.       CANCELLATION AND RE-GRANT OF OPTIONS.

         (a) The Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options and/or Stock Appreciation Rights under the Plan and/or (ii) with the consent of the affected holders of Options and/or Stock Appreciation Rights, the cancellation of any outstanding Options and/or Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of a 10% stockholder (as described in subsection 5(c)) receiving a new grant of an Incentive Stock Option, not less than one hundred ten percent (110%) of the Fair Market Value) per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option and/or Stock Appreciation Right with an exercise price lower than that set forth above if such Option and/or Stock Appreciation Right is granted as part of a transaction to which section 424(a) of the Code applies.

         (b) Shares subject to an Option or Stock Appreciation Right canceled under this Section 9 shall continue to be counted against the maximum award of Options or Stock Appreciation Rights permitted to be granted pursuant to section 5 of the Plan, if any. The repricing of an Option or Stock Appreciation Right under this Section 9, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option or Stock Appreciation Right and the grant of a substitute Option and/or Stock Appreciation Right; in the event of such repricing, both the original and the substituted Options shall be counted against the maximum awards of Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5(c) of the Plan, if any. The provisions of this subsection 9(b) shall be applicable only to the extent required by Section 162(m) of the Code.

10.      COVENANTS OF THE COMPANY.

         (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act, either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

11.      USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

12.      MISCELLANEOUS.

         (a) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e), 7(d) or 8(b), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

         (b) Neither an Employee, Director or Consultant, nor any person to whom a Stock Award is transferred under subsection 6(d), 7(b) or 8(b), shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

         (c) Nothing in the Plan, or any instrument executed or Stock Award granted pursuant thereto, shall confer upon any Employee, Director or Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director of or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause, the right of the Company's Board and or the Company's stockholders to remove any Director pursuant to the terms of the Company's By-Laws and the provisions of the Delaware General Corporation Law, or the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant's agreement with the Company or Affiliate.

         (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

         (e) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred pursuant to subsection 6(d), 7(b) or 8(b), as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

         (f) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or
(3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

13.      ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the type(s) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and any maximum number of securities subject to award to any person during any calendar-year period pursuant to section 5, and the outstanding Stock Awards will be appropriately adjusted in the type(s) and number of securities and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company".)

         (b) In the event of: (1) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, to the extent permitted by applicable law, (i) any surviving or acquiring corporation shall assume any such Stock Awards outstanding under the Plan or shall substitute similar Stock Awards (including a right to acquire the same consideration paid to the stockholders in the transaction described in this subsection 13(b) for those outstanding under the Plan, or (ii) such Stock Awards shall continue in full force and effect. In the event any surviving or acquiring corporation refuses to assume or continue such Stock Awards, or to substitute similar options for such Stock Awards outstanding under the Plan, then, with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the time during which such Stock Awards may be exercised shall be accelerated and the Stock Awards terminated if not exercised after such acceleration and at or prior to such event.

14.      AMENDMENT OF THE PLAN AND STOCK AWARDS.

         (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

                  (i) Increase the number of shares reserved for Stock Awards under the Plan;

                  (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the
Code); or

                  (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b 3.

         (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

         (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

         (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

         (e) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing

15.      TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on January 26, 2006, which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

16.      EFFECTIVE DATE OF PLAN.

         The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.

                                                                      APPENDIX B

PROXY                ARTERIAL VASCULAR ENGINEERING, INC.                PROXY
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned security holder of Arterial Vascular Engineering, Inc., a Delaware corporation, hereby appoints Bradly A. Jendersee and John D. Miller, and each of them, with full power of substitution, to represent and to vote on behalf of the undersigned all securities which the undersigned is entitled to cast at the Annual Meeting of Stockholders scheduled to be held on Wednesday, December 4, 1996 at 10:00 a.m., local time, at the Luther Burbank Center for the Arts, East Auditorium, 50 Mark West Springs Road, Santa Rosa, California 95403, and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such securities upon the matters described in the Notice of Annual Meeting of Stockholders and related Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged), and upon any other business that may properly come before such Annual Meeting.

   THE SECURITIES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE, BUT IF NO SPECIFICATION IS MADE, THE PROXIES NAMED ABOVE INTEND TO VOTE THE SECURITIES AT THEIR DISCRETION FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1, FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS
INDEPENDENT AUDITORS, FOR THE PROPOSAL TO AMEND THE ARTERIAL VASCULAR ENGINEERING, INC. 1996 EQUITY INCENTIVE PLAN AND OTHERWISE AT THE DISCRETION OF THE PROXIES.

                (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED BELOW AS DIRECTORS, FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS, FOR THE PROPOSAL TO AMEND THE ARTERIAL VASCULAR ENGINEERING, INC. 1996 EQUITY INCENTIVE PLAN AND OTHERWISE AT THE DISCRETION OF THE PROXIES.

1. To elect five Directors
   Nominees:
                                                  FOR              WITHHELD
                                             THE NOMINEES     FROM THE NOMINEES
                                                [     ]            [     ]

   BRADLY A. JENDERSEE, ROBERT D. LASHINSKI, JOHN D. MILLER,
   DR. SIMON STERTZER, DR. J. IRAWAN SUGENG
                                                [     ] FOR ALL NOMINEES EXCEPT
                                                        AS NOTED ABOVE

                                                      FOR      AGAINST   ABSTAIN
2.   To ratify  the  appointment  of Ernst & Young   [     ]   [     ]   [     ]
     LLP as independent auditors.

3.   To amend the Arterial  Vascular  Engineering,   [     ]   [     ]   [     ]
     Inc. 1996 Equity Incentive Plan.

4.   In their  discretion  upon such other matters             [     ]
     as properly come before the meeting.

MARK HERE IF YOU PLAN TO ATTEND         [     ]
THE MEETING

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW.

______________________________________________

IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE DATE, SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.
Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in parntership name by authorized person. (Only one signature is required in the case of securities registered in the name of two or more persons.)

Signature(s)_________________________________________  Date ___________________

Signature(s)_________________________________________  Date ___________________